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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A into the W-H Energy Services, Inc.'s previously filed Form S-8 Registration Statement File No. 333-56116.


/s/ ARTHUR ANDERSEN LLP

Houston, Texas
March 21, 2002